UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – February 21, 2012

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2012, our Board of Directors increased its size from nine to ten members and appointed William F. Feehery as a director.  The Board made the new appointment in anticipation of the May 2012 retirement of director Robert C. Young under the Board’s retirement policy.  Mr. Feehery has agreed to stand for election at the 2012 Annual Meeting of Shareholders, and if elected, will serve until the 2013 Annual Meeting.  He has not been assigned to any Board committee.  The Board has determined that Mr. Feehery is independent under the New York Stock Exchange Listing Standards and the independence standards adopted by the Board.

Mr. Feehery will be entitled to the customary compensation arrangements for the Company’s non-employee directors—a $40,000 annual retainer; $1,500 for each Board meeting he attends; and $1,000 for each committee meeting he attends.  In addition, he will be eligible to participate in our Director Deferred Compensation Plan and is expected to receive awards of deferred stock at our May Board meeting consistent with past practice.  The Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 24, 2011 describes these arrangements under the heading “Compensation of Non-Employee Directors.”

Mr. Feehery will enter into our standard form of director indemnification agreement, the form of which was included as Exhibit 10.1 to our Current Report on Form 8-K filed January 6, 2009.

There are no arrangements or understandings between Mr. Feehery and any other person pursuant to which he was elected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, between the Company and Mr. Feehery.

Item 7.01  Regulation FD Disclosure.

On February 27, 2012, West issued a press release announcing Mr. Feehery’s appointment and the declaration of a second quarter dividend, which will be paid on May 2, 2012 to shareholders of record on April 18, 2012.  A copy of the press release is attached to this Report as Exhibit 99.1.  The information in Exhibit 99.1 to this Report is furnished pursuant to Item 7.01 of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release dated February 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III, Vice President, General
Counsel and Secretary

February 27, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 27, 2012.